UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 28, 2006

DYNAMIC LEISURE CORPORATION

Formerly known as

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

333-07953

(Commission File Number)

Minnesota	41-1508703
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2203 North Lois Avenue, Suite 900

Tampa, FL 33607

(Address of principal executive offices)

(813) 877-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Upon and after the stock exchange reported in the Current Report on Form 8-K filed on January 23, 2006, Dynamic Leisure Corporation, f/k/a DynEco Corporation (the “Company”), installed new management. On March 28, 2006, the Company’s new Chief Financial Officer concluded that previously filed Form 10-QSBs for the periods ending March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon. Current accounting standards dictate that warrants granted with the convertible promissory notes issued on March 2, 2005 should have been recorded as a derivative liability at fair market value, rather than as equity.

In addition, the Company has identified and corrected scrivener’s errors in the financial statements covering the quarterly period ending September 30, 2005.

The Registrant has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Salberg & Company, P.A. The Company’s 10-KSB, filed on March 31, 2006, incorporates the revised accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC LEISURE CORPORATION
f/k/a DYNECO CORPORATION

Date: April 3, 2006	By: /s/ Daniel G. Brandano
Daniel G. Brandano
President